SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No. _ )

Check the appropriate box:

    /X/     Preliminary Information Statement

    /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

    /_/     Definitive Information Statement

                         COMLINK COMMUNICATIONS COMPANY
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     X      No fee required

    /_/     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

              (1)  Title of each  class  of  securities  to  which  transaction applies:
                    ____________________________________________________________

               (2)  Aggregate number of securities to which transaction applies:

                    ____________________________________________________________

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                    ____________________________________________________________

               (4)  Proposed maximum aggregate value of transaction:
                    ____________________________________________________________

               (5)  Total fee paid:
                    ____________________________________________________________

    /_/     Fee paid previously with preliminary materials.

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
                    ____________________________________________________________

               (2)  Form, Schedule or Registration Statement No.:
                    ____________________________________________________________

               (3)  Filing Party:
                    ____________________________________________________________

               (4)  Date Filed:
                    ____________________________________________________________

                          COMLINK COMMUNICATIONS COMPANY
                           800 Bering Drive, Suite 100
                              Houston, Texas 77057

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                January __, 2007

To The Shareholders of Comlink Communications Company:

G. Rowland Carey (the "Majority Shareholder") is the holder of 30,980,000 common shares of the total issued and outstanding stock of Comlink Communications Company, a Nevada corporation (the "Company"). The Majority Shareholder intends to adopt the following resolutions by written consent in lieu of a meeting pursuant to the Nevada Revised Statutes.


     1. Authorize the Board of Directors of the Company to cause the Company to amend its Articles of Incorporation to change the Company's name from Comlink Communications Company to USA Superior Energy Holdings, Inc.

                    G. Rowland Carey, President and Director

                          ---------------------------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY, AND YOU
                      ARE NOT REQUESTED TO SEND US A PROXY.

                           ---------------------------




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


                          COMLINK COMMUNICATIONS COMPANY
                           800 Bering Drive, Suite 100
                              Houston, Texas 77057

                                 January __, 2007

                               SHAREHOLDERS ACTION


     The Majority Shareholder submitted his consent to the shareholder resolutions described in this Information Statement on or about January __, 2007, to be effective on or about ____________, 2007. As of January __, 2007, the Majority Shareholder holds of record 30,980,000 shares of the Company's total  issued  and  outstanding  common  stock  of the  Company.  The  remaining
outstanding   shares  of  common  stock  are  held  by  several   hundred  other
shareholders.


         The Majority Shareholder consists of G. Rowland Carey.

     Holders of the common stock of record as of January __, 2007 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholder is required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by ______________, 2007 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of ___________ shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.



                        THE COMPANY AND THE TRANSACTIONS

     The Company has its executive offices at 800 Bering Drive, Suite 100, Houston, Texas 77057, and its telephone number is (713) 266-7500. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Articles of Incorporation in order to change the Company's name from Comlink Communications Company to USA Superior Energy Holdings, Inc. (the "Amendment").

     The Board of Directors of the Company voted unanimously to implement the Amendment. The Board of Directors believes that the Amendment better reflects the Company's current business. The Company is not expected to experience a material tax consequence as a result of the Amendment.


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


     Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company's Form 10-QSB for its quarter ending September 30, 2006, as well as the Company's Form 10-KSB for December 31, 2005, the 10-QSBs for quarters ending June 30, 2006 and March 31, 2006 are available upon request to: G. Rowland Carey, President, Comlink Communications Company, 800 Bering Drive, Suite 100, Houston, Texas 77057.


                 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

     Any proposal that a shareholder intends to present at the Company's 2007 Annual Meeting should be received at the Company's principal executive office not later than February 28, 2007. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

     Nominations for directors to be elected at the 2007 Annual Meeting, other than those made by the Board of Directors, should have been submitted to the Secretary of the Company no later than February 28, 2007. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-K of the reporting rules of the Securities and Exchange Commission.


                                  OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

     UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO G. ROWLAND CAREY, PRESIDENT OF THE COMPANY, AT COMLINK COMMUNICATIONS COMPANY, 800 BERING DRIVE, SUITE 100, HOUSTON, TEXAS 77057, TELEPHONE 713-266-7500. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.




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